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                                                                    EXHIBIT 10.8

                              AMENDED AND RESTATED

                                    AGREEMENT

     THIS AGREEMENT is executed as of the 21st day of May, 2004, and made effective as of February 1, 2004, by and between CARL KARCHER ENTERPRISES, INC., a California corporation ("CKE") and PIERRE FOODS, INC., a North Carolina corporation (the "Company").

     CKE desires to purchase from the Company and the Company desires to sell to CKE and any distributors, licensees, franchisees or other persons designated from time to time by CKE in writing (collectively, all such entities other than CKE shall hereinafter be referred to as "Distributor") the products (the "Products") described in the "Detailed Product Schedule" (the "DPS"), in accordance with the terms and conditions hereof.

     In consideration of the mutual promises contained herein the parties hereby agree as follows:

     1. PURCHASE AND SALE. CKE shall purchase from the Company and the Company shall produce the Products in accordance with its proprietary formula (the "Formula", attached as Exhibit A to the Amended and Restated Formula Development Agreement of even date) and with CKE's Finished Product Specifications attached to this Agreement and sell to CKE and Distributor the Products set forth in the DPS, as amended from time to time, in the amounts set forth in the DPS.

     2.  DISTRIBUTOR AND RELATED PARTIES.

         (a) This Agreement shall not to be construed in any manner to be binding upon any Distributor of CKE or upon any affiliate, parent or subsidiary corporation of CKE or any individual signing on behalf of CKE.

         (b) It is expressly agreed and acknowledged that the Company has entered into a certain Amended and Restated Agreement of even date effective December 1, 2002 with HARDEE'S Food Systems, Inc. ("HARDEE'S"), which Agreement, and any amendments and attachments thereto (the "HARDEE'S Agreement), grant to HARDEE'S the right to purchase products similar to the Products in accordance with the terms and conditions therein. Notwithstanding anything herein to the contrary, CKE acknowledges that the rights, privileges, and options of HARDEE'S under the HARDEE'S Agreement, and the terms thereof, shall not be deemed a violation of this Agreement, the Amended and Restated Formula Development Agreement, or any agreements delivered therewith.

         (c) The parties hereto acknowledge that CKE designation of a Distributor shall not constitute a representation by CKE regarding such Distributor's ability to pay, and that the Company shall look solely to the entity submitting a purchase order hereunder for payment. The Company reserves the right to decline to provide goods and/or services to any Distributor it reasonably determines is not credit worthy.

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     3.  VOLUME COMMITMENT.

         (a) During each Contract Year (as defined below), CKE and/or Distributor and HARDEE'S and/or HARDEE'S Distributor (as defined in the HARDEE'S AGREEMENT) will together purchase in the aggregate from the Company and the Company shall sell CKE and HARDEE'S, and/or their respective Distributors, *** of the annual aggregate pound usage of the Products (as defined in this Agreement and in the HARDEE'S Agreement) by CKE, HARDEE'S, and their respective Distributors up to an aggregate total of *** pounds of total Product per Contract Year (the "Volume Requirement"). Provided, if Company acquires (by buying or building) an additional plant at a location satisfactory to CKE which provides additional production capacity which is capable, in the reasonable determination of HARDEE'S and CKE, of supplying all of their aggregate pound usage of the Products, then the foregoing limitation of *** pounds shall be disregarded. Notwithstanding the foregoing, however, the Volume Requirement shall be pro-rated for any Contract Year consisting of less than 12 months (i.e. if the final Contract Year consists of 7 months, then the Volume Requirement for that Contract Year shall be 7/12ths of the original Volume Requirement).

     It is expressly understood that non-compliance with the Volume Requirement will be deemed a material breach of this Agreement even if the Purchase Threshold is met under the Formula Development Agreement executed herewith.

         (b) The Volume Requirement of the Products from the Company will be reasonably allocated over the 12 month period of each Contract Year (or over the actual number of calendar months in a Contract Year, if less than 12), to the extent demand on CKE Product permits such allocation.

         (c) At all times during the term of this Agreement and at no additional cost to CKE, the Company will maintain a safety stock volume of up to six (6) weeks of Product based on trailing six month period average for system wide availability in the Company's Ohio storage facilities. CKE reserves the right to arrange all freight carriers and to pick up Product at Company's manufacturing facility and cold storage warehouses. Addresses for the storage facilities are as follows:

CSI Brea                   Pierre Foods, Inc.          Cincinnati Freezer
2750 Orbitor Avenue        9990 Princeton Road         2881 E. Sharon Road
Brea, California           Cincinnati, Ohio 45246      Cincinnati, Ohio 45241
Attn: Maritza Jimenez      Attn: Bill Kolb             Attn: Don Lucas
714-993-3533               800-543-1604                513-771-3573

         (d) The Company acknowledges that the annual anticipated purchase volumes set forth in the DPS are estimates only, and are subject to adjustment based on actual historical data, promotional forecasts and other information furnished to the Company from time to time. CKE will provide the Company with a quarterly forecast at least thirty (30) days prior to the start of each calendar quarter. Said forecast is an estimate only.

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         (e)  In the event the Company cannot deliver the Products in the amounts and on the dates required by CKE, CKE may obtain the Products from alternate suppliers and test alternate products. Such alternative sources will count towards the Volume Requirement as if purchased from the Company.

         (f) The Company acknowledges and agrees that it is a non-exclusive supplier of the Products to CKE and Distributor.

     4.  PRICING AND PAYMENT.

         (a) Prices paid by CKE will be fixed for all pick-ups and deliveries on a weekly basis, or, upon election by CKE, a monthly basis. Prices are effective at time of shipment date. The fixed costs components of Total Labor Cost, Total Packaging Cost, Total Overhead Cost, and Profit and Corporate Overhead Cost in the prices paid by CKE will be fixed as shown on Exhibit I through April 30, 2004 and thereafter as set forth on Exhibit I-A for all purchases through the remainder of the Term.

         (b) FORMULA PRICING. Pricing will be calculated in accordance with Exhibits I, I-A, and II, which are incorporated herein by this reference. The reference document for raw material pricing will be given to the Company by CKE on a weekly basis, pursuant to CKE's agreement with its raw material supplier designated from time to time by it (currently ***). The raw material pricing shall be on a delivered basis and the Company agrees to accept the freight cost set forth in HARDEE'S agreement with such raw material supplier for all raw materials being delivered by such supplier to the Company. The cost basis for Domestic Angus 85%, 80%, 50%, 73%, 65% and all Angus chucks shall be determined pursuant to CKE's Agreement with ***. To the extent CKE approves imported or other, alternative Angus trim, then the cost basis for the Angus trim or any applicable Angus trim components shall be provided by CKE and/or by an authorized agent of CKE. If CKE chooses to use least cost formulation, pricing will be adjusted for raw materials and any effect on yields.

         (c) PAYMENT TERMS. Unless specifically provided otherwise all payments required herein to be made by Distributor to the Company shall be net 7 calendar days from the date of invoice.

         (d) VENDOR RETURN. The Company is responsible for the return of rejected products due to non-compliance to specifications from CKE restaurants. A handling fee in the amount of 11% of the product cost will be charged to the Company ($10 minimum, $300 maximum). Any Company approved disposal costs incurred by CKE will be billed to the Company at cost.

         (e) FREIGHT RATE. All Domestic freight rates as noted in the DPS are guaranteed through September 30, 2004 and reviewed thereafter, every six (6) months based upon a mutually agreed-upon carrier price quotation for the subsequent six-month period. Agreement must be made within ten (10) days or end of each six-month period. If Distributor elects to have product(s) delivered to the requested facility, freight will be handled FOB

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Destination and freight will be added to the price of each product. Should
Distributor pick up product(s) at the Company's facility, product(s) will be purchased FOB Origin as noted on the DPS's.

         (f)  BOOKS AND RECORDS.

              (i) INVOICE DISCREPANCIES. CKE will monitor the Company's invoices and, in the event of continual pricing/invoicing errors, CKE may assess an administrative charge on all incorrect invoices following notice.

              (ii) MAINTENANCE OF BOOKS AND RECORDS. During the Term and for a period of at least two (2) years thereafter, the Company shall maintain such books and records (collectively, "Records") as are necessary to substantiate that all invoices and other charges submitted to CKE for payment hereunder were valid and proper. All Records shall be maintained in accordance with generally accepted accounting principles consistently applied. CKE and/or its representatives shall have the right at any time during normal business hours, upon twenty-four (24) hours' notice, to examine said Records. The provisions of this paragraph shall survive the expiration or earlier termination of this Agreement.

     5.  DELIVERY.

         (a) The Products purchased hereunder shall be delivered on a timely basis to the locations designated by CKE or Distributor in the DPS, as amended from time to time by CKE.

         (b) In the event the Company cannot fulfill any order within the delivery dates designated by CKE or Distributor (as applicable), CKE will invoice the Company for and the Company shall pay CKE for all additional costs, other than loss of sale costs, associated with the out of stock or late delivery.

         (c) The Company is responsible for reasonable on-time delivery of orders to CKE and Distributor. In case of late delivery by the Company or its carriers in excess of 10% of all deliveries during the preceding quarter, CKE will assess a charge of $26/hour for administrative and receiving labor on all late deliveries.

     6. INDIVIDUAL ORDER TERMINATION. CKE and/or Distributor may at any time by written notice terminate any individual order in whole or in part if the Company
(i) fails to comply with any of the applicable terms and conditions of the order; (ii) fails to perform within the time specified (or if no time is specified, within a reasonable time); (iii) delivers any item that is not as specified; or (iv) so fails to make progress as to endanger performance of the order in accordance with its terms. If individual orders are terminated in whole or in part because of the Company's failure to deliver acceptable products in accordance with the requirements and terms hereof, a mutually agreed upon arrangement would be made by both parties to ensure continued supply of order at no additional cost to CKE or Distributor, as applicable.

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     7.  QUALITY CONTROL/MICRO TESTING. The Company will establish and maintain a product safety plan ("Safety Program") and a products quality program ("Quality Control Program"). Copies of the Quality Control Program and Safety Program will be submitted to CKE's Quality Assurance Department for approval. The Safety Program will include, without limitation, safety controls, monitoring, corrective action and verification steps to insure that potential risks are controlled. The Quality Control Program will include the necessary controls to assure that all products shipped to CKE's Distribution Center or directly to restaurants, meet the current finished product specifications, including a hold for release microbiological program to insure that all microbiological test results meet standards prior to its release. CKE agrees to accept the Company's pathogen results for product from the Company plant's test and hold program. Auditing forms, lab reports and other verification data will be maintained by the Company and made available to CKE upon request. CKE may monitor the Company's production and/or inspect the Company's facilities at any reasonable time during the Company's operating hours. The Company will submit a manifest of code dates with the corresponding number of cases on all products shipped to CKE. The Company shall reimburse CKE for all reasonable costs associated with the Company's failure to deliver acceptable product in accordance with the product specifications. In such event, or pursuant to the Company's request to transfer production to an unapproved plant, the Company shall reimburse CKE for all reasonable costs associated with approving an alternate or secondary plant or location, unless approval of the alternate or secondary plant or location is initiated solely by CKE for the sole purpose of providing a lesser cost. Any deviation from CKE's approved specifications, including formulation and packaging changes, will require PRIOR approval from CKE's quality assurance department. On a monthly basis the Company shall complete and submit to the CKE's quality assurance department specification summary reports. The Company shall submit biannually to CKE's quality assurance department an independent food safety and GMP systems audit from a CKE's approved third party auditor. Based on CKE's product compliance testing program, the Company's products will be sampled from approved distribution centers or from individual restaurants by an independent auditor or by CKE's personnel for required analysis at supplier's expense. Provided, the cost assessed to the Company with respect to the two foregoing sentences shall not exceed $30,000 in the aggregate for such expenses arising out of this Section 7 and Section 7 of the HARDEE'S Agreement per calendar year. When and if quality problems occur, the Company shall implement a temperature tracking and recording program for temperature sensitive products that are delivered with a radius greater than two
(2) hours or one hundred (100) miles from the nearest distribution center.

     8.  COMPLETE AGREEMENT.

         (a) The following attachments (the "Attachments") are incorporated herein by this reference and are part of this Agreement and a breach of any terms thereunder shall constitute a breach hereunder: (i) CKE Items #9598 Formula Pricing Exhibits I and I-A, (ii) *** Angus Formula Pricing and Freight Costs for Pierre Foods Exhibit II, (iii) Detailed Product Schedule (DPS), (iv) CKE Quality Assurance Department Finished Product Specification, QA approved label, Mold Plate Data Sheet, Visual Standards, and CKE's Label/Case Printing Requirements, (v) CKE Microbiological Testing Program, (vi) Amended and Restated Formula Development Agreement, and (vii) Amended and Restated Confidentiality Agreement. By

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execution of this Agreement, the Company and CKE acknowledge receipt and acceptance of all Attachments.

         (b) This Agreement together with all Attachments hereto, shall constitute the complete agreement between CKE and the Company and shall supersede all prior or contemporaneous proposals, representations, understandings, and other communications between the parties concerning the matters addressed in this Agreement and the Attachments, whether oral or written, unless specifically incorporated herein by reference.

         (c) The issuance of information, advice, approvals, or instructions by a party's technical personnel or other representatives shall be deemed expressions of personal opinions only and shall be of no force or effect and shall not affect such party's rights and obligations hereunder, unless the same is in writing and signed by an authorized officer of such party and delivered to the other party.

     9.  TERM AND RENEWAL.

         (a) The term of this Agreement shall commence as of February 1, 2004 and unless sooner terminated in accordance with the provisions hereof, shall expire at 12:00 midnight Eastern time on July 31, 2007 (the "Term").

         (b) CKE and the Company agree that prior to six (6) months before expiration of the Term, the parties shall negotiate in good faith for a one (1) year renewal (the "Renewal Term") of this Agreement; provided, in the event the parties are unable to mutually agree upon the terms and conditions for the Renewal Term at least one hundred and fifty (150) calendar days prior to the expiration of this Agreement, this Agreement shall expire as of the original Term, unless terminated earlier. For the purposes of this Agreement, the term "Term" shall be deemed to include any Renewal Term.

         (c) Every consecutive twelve (12) calendar month period commencing on February 1 during the Term shall be referred to as a "Contract Year" with the final period beginning on February 1 and ending on July 31 (whether or not the Renewal Term is included pursuant to Section 9(b)) also being considered a Contract Year except that the Volume Requirement shall be adjusted pursuant to
Section 3(a) above.

     10. TERMINATION OF AGREEMENT.

         (a) Either party may terminate this Agreement at any time, effective upon the other party's receipt of termination notice, without prejudice to any other legal rights to which the terminating party may be entitled, upon the occurrence of any one of the following:

              (i) Upon ten (10) days written notice to the breaching party describing with detailed specificity a material breach of this Agreement that is not cured to the non-breaching party's satisfaction within such ten
     (10) days period.

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              (ii)  upon a default by a party in the payment of any monetary obligation payable to the other hereunder and such default continues for ten (10) days after the payee party gives the payor party written notice of such non-payment.

              (iii) If any of the representations or warranties made by the other party in this Agreement or any of the Attachments shall prove to be untrue or inaccurate in any material respect.

              (iv) The other party (i) ceases to conduct its operations in the normal course of business; (ii) is unable to meet its obligations as they mature; (iii) makes an assignment for the benefit of creditors, or has proceedings in bankruptcy or insolvency brought against it; or (iv) applies for or suffers the appointment of a receiver.

              (v) A party provides a sixty (60) days written notice to the other party, in the event CKE makes significant specification changes to, or deletes from the menu of its CKE restaurants all of the items listed in the DPS. In the event of significant specification changes, CKE will allow the Company a reasonable opportunity to become an approved supplier of the newly defined item(s) upon mutually agreeable terms. Significant specification changes do not include size, shape, weight (provided no raw cost increase without mutual pricing adjustment), minor formulation or minor production procedure changes; provided, such change does not require the Company to incur material re-tooling or line/machine set up costs.

         (b) If, within a reasonable time after having received a written notice describing with specificity the failure to comply with product specifications, the Company continues to fail to comply with product specifications, CKE may terminate this Agreement by providing the Company thirty
(30) days written notice. Following such notice of termination, CKE may return goods in inventory which fail to comply with product specifications for full reimbursement, due and payable by the Company within seven (7) days of the date of such return.

         (c) Termination of this Agreement for any reason provided herein shall not relieve either party from its obligation to perform up to the effective date of termination or to perform such obligations that may survive termination.

         (d) Promptly following the date of termination, the Company will return to CKE and CKE will purchase at cost any unused packaging and labeling supplies and raw materials on hand, and all finished products on hand complying with the specification; provided, the Company shall not be required to return and CKE shall not be responsible for purchasing more than sixty (60) days worth of raw materials (including packaging) and finished products, as determined by the forecast submitted by CKE, unless specifically directed by CKE in writing to increase inventory levels. The purchased raw materials and unused packaging and labeling supplies shall be at the Company's cost and the purchased finished products shall be at the price set forth herein, all with payment within seven
(7) days after return.

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     11. MODIFICATION. This Agreement may be modified only by a written agreement signed by both parties. This Agreement amends, restates and supercedes that certain Agreement pertaining to the subject matter hereof executed by the parties on February 1, 2004.

     12. INDEMNIFICATION. Company shall indemnify, defend and hold harmless CKE, and its parents, affiliates, subsidiaries, and all of their respective officers, directors, employees, agents, representatives and stockholders, and any designee or customer of CKE (collectively, the "Indemnified Parties") from and against any and all losses, claims, actions, damages, expenses or liabilities, including, without limitation defense costs and attorneys' fees, resulting from, arising out of or connected with any or all claims arising from (i) the use of the products supplied by Company and/or services provided hereunder, including, but not limited to, any claim for death or personal injury or damage or loss of property which shall have been caused or alleged to have been caused, in whole or in part, by any action or failure to act on the part of Company, its shareholder, directors, officers, employees, contractors or agents, any defect in the materials or workmanship used to manufacture the products, or any claim under a theory of strict liability, and (ii) the breach by Company of any representation, warranty, covenant or obligation of Company hereunder. In the event any third party asserts any claim with respect to any matters as to which any guarantee or indemnity in this Agreement (or given pursuant to this Agreement) relate, the Indemnified Party or Parties shall give prompt notice written to Company, and Company shall have the right at its election to take over the defense or settlement of the third party claim at its own expense by giving prompt notice to the Indemnified Party(ies). If Company does not give such notice and does not proceed diligently so to defend the third party claim within 30 days after receipt of the notice of the third party claim, Company shall be bound by any defense or settlement that the Indemnified Party(ies) may make to those claims and shall reimburse the Indemnified Party(ies) for its expenses related to the defense or settlement of the third party claim. Nothing in this Agreement shall be construed to hold Company liable for any losses, claims, damages, expenses or liabilities including, without limitation, defense costs and attorneys' fees, to the extent such loss, claim, damage, expense or liability results from or arises out of CKE's or Distributor's misconduct or negligence.

     13. INSURANCE. The Company shall furnish to CKE a current certificate of insurance, which shall include a thirty (30) day written notice of cancellation to CKE evidencing the Company has automobile, comprehensive general liability, products liability and workers' compensation insurance or an equivalent. With the exception of workers' compensation, all policies shall include CKE, its parent, affiliates, subsidiaries and franchisees as additional insureds and shall include a contractual liability endorsement to cover the Company's indemnification obligations hereunder. Such policies shall state that coverage as it pertains to CKE shall be primary regardless of any other coverage which may be available to CKE and shall be an occurrence rather than a claims made basis.

         (a) COMPREHENSIVE AUTOMOBILE LIABILITY, INCLUDING OWNED AND NON-OWNED AUTOS; BODILY INJURY, AND PROPERTY DAMAGE: $3,000,000 per occurrence (aggregate primary and umbrella coverage).

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         (b)  COMPREHENSIVE GENERAL LIABILITY, WITH BROAD FORM PROPERTY DAMAGE,
     COMPLETED OPERATIONS, PERSONAL INJURY, INDEPENDENT CONTRACTORS AND CONTRACTUAL LIABILITY: $3,000,000 per occurrence (aggregate primary and umbrella coverage).

         (c)  WORKERS' COMPENSATION: AT STATUTORY LIMITS WITH EMPLOYERS'
     LIABILITY: $1,000,000 per occurrence.

         (d) The Company must provide to CKE the workers' compensation policy number prior to commencing any work for CKE. It is the responsibility of the Company to notify CKE of any changes and/or renewals to the Workers' Compensation policy number. The Company shall require all subcontractors to maintain the required insurance. No work hereunder shall commence until above insurance is obtained, a certificate is provided to CKE and CKE has approved the certificate in writing.

         (e) PRODUCTS LIABILITY INSURANCE: $3,000,000 per occurrence (aggregate primary and umbrella coverage).

     14. ASSIGNMENT. No assignment or subcontract hereof shall be made by either party without the prior written consent of the other party, and no delegation of any obligation or of the performance of any obligation by the Company shall be made without the prior written consent of CKE. Any attempted assignment or delegation shall be void and ineffective for all purposes unless made in conformity with this paragraph. The terms shall inure to the benefit of, and be binding on, the successors and assigns of the parties.

     15. CAPTIONS. Captions and titles of paragraphs contained herein are for convenience only, and shall not be construed to limit, expand or otherwise change the meaning of any provision hereof.

     16. FORCE MAJEURE. Either party is excused from performance hereunder if such non-performance results from any acts of God, war, riots, acts of governmental authorities, or any other cause outside the reasonable control of the non-performing party. Both parties shall use their best efforts to terminate or cause the expiration of any Force Majeure as soon as practical following its occurrence. If the Company cannot deliver the Products in the amounts and on the dates required by CKE during such Force Majeure event, then CKE may obtain the Products from the alternate vendors ("FDA Vendors") set forth in Section 7 of the Formula Development Agreement between the parties dated as of even date herewith. If such FDA Vendors are unable to deliver the Products in the amounts and on the dates required by CKE during such Force Majeure event, then CKE may obtain Products from and Company shall license and work with alternate suppliers and test alternate products. CKE's purchases from the FDA Vendors and such alternate sources during the Force Majeure event will count towards the Volume Requirement as if purchased from the Company.

     17. GOVERNING LAW. This contract and all Purchase Orders that may be issued hereunder shall be construed in accordance with, and governed by, the laws of the State of California, including the Uniform Commercial Code, without reference to laws or principles regarding choice of laws. The parties consent to the exclusive jurisdiction of the state and

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federal courts of the State of California for the adjudication of matters arising out of this Agreement; and neither party will assert FORUM NON CONVENIENS with respect to such venue. This Agreement, and all Exhibits, are only valid if and when duly signed by authorized representatives of both parties. No third party is authorized to amend or waive, on behalf of CKE, any provision of this Agreement.

     18. LAWS AND REGULATIONS. The Company shall comply with all applicable laws, ordinances, rules and regulations including federal, state and local authorities and departments relating to or affecting the Company and/or the manufacture, sale or use of the goods or services to be rendered hereunder, including without limitation Title VII of the Civil Rights Act, as amended from time to time, and shall secure and obtain any and all permits, licenses and consents as may be necessary in connection therewith.

     19. PATENT, TRADEMARK AND COPYRIGHT PROTECTION. The Company shall defend and indemnify CKE, Distributor and their parents, affiliates and subsidiaries, and all of their directors, officers and employees and hold them harmless with respect to all patent, trademark and copyright infringement liability or expenses arising out of the use or sale of the goods covered hereunder, or any part(s) thereof, and after notice appear and defend at its own expense any such suits in law or equity, except such trademarks or copyrights as may be furnished to the Company by CKE for use in connection with the packaging of products pursuant to this Agreement. If CKE is enjoined from use of the goods by reason of infringement of any patent, trademark or copyright furnished by the Company, the Company shall, at CKE's option, either procure for CKE the right to continue using the goods, replace said goods with non-infringing goods or parts thereof, modify the goods so as to be non-infringing or, if CKE elects, repurchase the goods at the contract price or terminate the order without further liability to the Company.

     20. SEVERABILITY AND CONSTRUCTION. Any provision used herein which is held invalid or unenforceable by any authority of competent jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidation or rendering unenforceable the remaining provisions hereof; provided, however, that if such modification would cause this Agreement to fail in its essential purpose or purposes, it shall be deemed terminated by mutual agreement of the parties. If this Agreement is terminated pursuant to this provision, payment shall be made only to the extent of a party's performance to and including the date of termination, and any payments which shall have been made and which are applicable to future time periods shall be refunded pro rata to the effective date of termination. The language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against either party.

     21. SUBSTITUTIONS. No substitution of, nor alteration in any goods, component parts thereof, tooling, processes, or manufacturing sites may be made without the prior written, or FAX, consent from CKE.

     22. SURVIVAL. All warranties, representations, covenants and obligations of the parties hereunder shall survive the termination or expiration of this Agreement.

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     23. USE OF LOGOS AND MARKS. The Company shall not use, in any manner whatsoever, any of the logos, trademarks, or service marks owned by CKE or associated with CKE'S restaurant system without the prior written consent of CKE. The Company expressly acknowledges CKE's exclusive right, title and interest in and to such logos and marks, and agrees not to represent in any manner that the Company has any ownership in CKE's logos or marks.

     24. WARRANTY AND REGULATORY COMPLIANCE. The Company warrants that all goods to be delivered hereunder will be of merchantable quality, free from any latent or patent defects, will strictly conform to all of CKE's specifications or samples in all material respects and will be fit and safe for their intended use. The Company also warrants that the Company shall be in compliance with all applicable laws, regulations, rules and ordinances, and warrants that the goods shall comply with and shall not be misbranded or adulterated under any and all applicable federal, state and local laws, rules, ordinances and regulations (collectively "Laws"), including specifically those Laws governing health and food safety and the production, packaging, storage, distribution and sale of the goods. The Company also warrants that is has the full and legal authority to enter into and fully perform this Agreement in accordance with its terms and that the execution and delivery of this Agreement has been duly authorized by the Company.

     25. EXPENSES. Except as otherwise specifically provided in this Agreement, each party shall be responsible for any expenses incurred by such party in carrying out its obligations herein.

     26. INDEPENDENT CONTRACTOR. The parties shall be and act as independent contractors, and under no circumstances shall this Agreement be construed as one of agency, partnership, joint venture or employment between the parties. Each party acknowledges and agrees that it neither has or will give the appearance or impression of having any legal authority to bind or commit the other party in any way.

     27. FAILURE TO OBJECT. The failure of either party to object to or to take affirmative action with respect to any conduct of the other party which is in violation of the terms hereof shall not be construed as a waiver thereof, nor of any future breach or subsequent wrongful conduct.

     28. NOTICES. All notices, requests and approvals under this Agreement shall be in writing and shall be deemed to have been properly given if and when personally delivered or sent certified mail, postage prepaid, return receipt requested, or twenty-four (24) hours after being sent by standard form of telecommunications, or thirty-six (36) hours after being sent by Federal Express or other overnight courier service providing delivery confirmation, to the address of the party set forth below or at such other address as any of the parties hereto from time to time may have designated by written notice to the other party:

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

To the Company:                              To CKE:

Pierre Foods, Inc.                           Carl Karcher Enterprises, Inc.
9990 Princeton Road                          6307 Carpinteria Ave., Suite A
Cincinnati, Ohio 45246                       Carpinteria, California 93013
Attention: Robert C. Naylor                  Attention: John Dunion

with a copy to:                              with a copy to:

T. Stewart Gibson, PLLC                      Carl Karcher Enterprises, Inc.
The Power Plant, Suite 302-B                 6307 Carpinteria Ave., Suite A
1701 Sunset Avenue                           Carpinteria, California 93013
Rocky Mount, North Carolina 27804            Attention: Legal Counsel

     29. MISCELLANEOUS.

         (a) Each of the individuals executing this Agreement certifies that he or she is duly authorized to do so.

         (b) The rights and remedies set forth herein are intended to be cumulative, and the exercise of any one right or remedy by either party shall not preclude or waive its exercise of any other rights or remedies hereunder or pursuant to law or equity.

         (c) Should any party commence legal action to interpret or enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs, including those incurred at the trial and appellate levels and in any bankruptcy, reorganization, insolvency or other similar proceedings.

     This Agreement is not to be legally binding until the Company has sent two
(2) signed original copies to CKE and CKE has signed and returned its acceptance to the Company.

PIERRE FOODS, INC.                   CARL KARCHER ENTERPRISES, INC.


By: /s/ Robert C. Naylor             By: /s/ John Dunion
   --------------------------------     -----------------------------
    Robert C. Naylor                     John Dunion
    Senior Vice President - Sales        Executive Vice President

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

                                    EXHIBIT I
                                    ---------

                             FIXED COSTS COMPONENTS
                             THROUGH APRIL 30, 2004


Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                    EXHIBIT I
                                                                    CONFIDENTIAL
                 ANGUS BURGERS (RESOURCES 9560Z ***) PRICING
                                  PIERRE FOODS

Pricing Effective Week of 02/08/04 (Negotiated Price Using *** Raw Material
Cost)

                                                                  Resource 9560Z
                                                                    Per Pound
                                                                      Price
Fresh Domestic Angus ***                                                $
Fresh Domestic Angus ***                                                $
Fresh Angus ***                                                         $
Curavis 350 Phosphate                                                   $    ***
                                                                        $
                                                                        $
  ***                                                                   $
                                                                        $

FORMULA
Fresh Domestic Angus ***                          %                     $
Fresh Domestic Angus ***                          %                     $
Fresh Angus ***                                   %                     $
Curavis 350 Phosphate                        ***  %                     $    ***     CONFIDENTIAL: This document contains trade
                                                  %                     $            secrets proprietary to Pierre Foods, Inc.
                                                  %                     $            Unauthorized reproduction or disclosure is
  ***                                             %                     $            strictly prohibited and may result in serious
                                                                        $            legal consequences. Receipt or possession of
                                                                  --------------     this document does not grant the right to
                                                                                     reproduce the document, to disclose its
TOTAL FORMULA COST                                                      $    ***     contents, or to use such contents in any way.

YIELD

   ***                                                                          %
                                                                        ***     %
                                                                                %
                                                                  --------------
TOTAL YIELD LOSS                                                        ***     %*

Cook Yield (Div. By)                                                            %
                                                                        $

                                                                        $
     ***                                                                     ***
                                                                        $

                                                                        $
                                                                        $    ***
                                                                        $
                                                                        $

PROFIT AND CORPORATE OVERHEAD COST                                      $

   ***
***                                                                     $    ***
TOTAL PRODUCT COST                                                      $

                                                                  --------------
TOTAL *** COST/CASE:                                                    $    ***
                                                                  --------------

* Any changes to formulation will affect the formula cost. Resources 9560Z 25.78 lbs / case

** This product is discontinued and replaced by 9598. This pricing is effective until 05/01/04. See Exhibit 1-A

5/3/2004 3:12 PM

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                   EXHIBIT I-A

                             FIXED COSTS COMPONENTS
                              AFTER APRIL 30, 2004


Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                   EXHIBIT I-A
                                                                    CONFIDENTIAL
                  ANGUS BURGERS (RESOURCE 9598 ***) PRICING
                                  PIERRE FOODS

Pricing Effective Week of 05/01/04 (Negotiated Price Using *** Raw Material
Cost)

                                                                  Resource 9598
                                                                    Per Pound
***                                                                   Price
Fresh Domestic Angus ***                                                $
Fresh Domestic Angus ***                                                $
Fresh Angus ***                                                         $
Curavis 350 Phosphate                                                   $    ***
                                                                        $
                                                                        $
     ***                                                                $
                                                                        $

FORMULA
Fresh Domestic Angus ***                          %                     $
Fresh Domestic Angus ***                          %                     $
Fresh Angus ***                                   %                     $
Curavis 350 Phosphate                         *** %                     $    ***
                                                  %                     $
                                                  %                     $
    ***                                           %                     $
                                                                        $
                                                                    ------------

TOTAL FORMULA COST                                                      $    ***

YIELD
                                                                                %
     ***                                                                ***     %
                                                                                %
                                                                    ------------
TOTAL YIELD LOSS                                                        ***     %*

Cook Yield (Div. By)

                                                                        $

                                                                        $    ***

    ***                                                                 $
                                                                                    CONFIDENTIAL: This document contains trade
                                                                        $           secrets proprietary to Pierre Foods, Inc.
                                                                        $           Unauthorized reproduction or disclosure is
                                                                        $           strictly prohibited and may result in serious
                                                                        $    ***    legal consequences. Receipt or possession of
                                                                                    this document does not grant the right to
PROFIT AND CORPORATE OVERHEAD COST                                      $           reproduce the document, to disclose its
                                                                                    contents, or to use such contents in any way.
     ***                                                                $    ***

TOTAL PRODUCT COST                                                      $

TOTAL *** COST/CASE:                                                    $    ***

* Any changes to formulation will affect the formula cost. Resources 9598 26.48 lbs / case Effective 5/1/04

** This product replaces 9560Z.

   4/29/2004 4:01PM

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                   EXHIBIT II

                              ANGUS FORMULA PRICING
                       AND FREIGHT COSTS FOR PIERRE FOODS


Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

January 22, 2004

                                   EXHIBIT II

***                   Angus Formula for Pierre Foods

All Lean Percentages

    ***

Fresh Domestic ***
Fresh Domestic ***
Fresh Domestic ***
Fresh Domestic ***                                                           ***
Fresh Domestic ***
Fresh Domestic ***

Select ***                                                            ***

Delivered Angus prices week of                                         1/25/2004

                                               ***

Cincinnati, OH                                                  Delivered Prices

    ***
    ***
    ***
    ***                                        ***
    ***

    ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                      CKE/FFM/MDS NEW ITEM REQUEST FORM/DPS
                      CKE/FFM/MBM New Item Request Form/DPS

INSTRUCTIONS: PLEASE PROVIDE ALL REQUESTED INFORMATION                                   PLEASE MARK THE APPLICABLE BOX

Vendor Name:           Pierre Foods, Inc.              PAYMENT TERMS:  Net *** days  PRICE BASED ON: order ***ship delivery
Address:               9990 Princeton Road             ORDER LEAD TIME:    *** days  VENDOR PROD. DESC.: *** Angus Grd Bf Stk
                       Cincinnati, Ohio 45246          CKE'S UNIT OF MEASURE: case   VENDOR ITEM #:       9598
Vendor# (CKE TO PROVIDE - PRMS/PS):   22293 / 166042   PRICING START DATE:  2/1/2004 GL ACCOUNT CODE:
QA Vendor Code # (CKE TO PROVIDE):    4200A            PRICING END DATE:  7/31/2007  CKE WILL COMPLETE GL ACCT CODE

                                                                                                         STORAGE CODE
 FFM    MDS    CKE                            MASTER   DETAIL     NET   GROSS                 SHELF   -------------------
ITEM # ITEM # ITEM #    ITEM DESCRIPTION       PACK     PACK    WEIGHT  WEIGHT  CUBE  PALLET   LIFE    DRY  REFRIG  FRZN
-------------------------------------------------------------------------------------------------------------------------
               01012 ***                       ***   *** oz     26.5#   27.9#   1.16    35    *** days                 x
                     Angus Ground Beef Steak
                                             UNIT DIMENSION (LxWxH):  19.84 x 13.20 x 7.64

PLEASE MARK THE APPLICABLE BOX

UNIT LOADING                        CASES PER PALLET
------------                        ----------------
/X/ Pallet (40" x 48" GMA)          Tie:           7
/ / Slipsheet (47" x 41")           High:          5
/ / Floor                           Total:        35
/ / Other
/ / CHEP (Check with Logistics)

PLEASE MARK THE APPLICABLE BOX
/X/ Pallet Exchange
/ / Other

                   PRICING/USAGE INFORMATION
----------------------------------------------------------------
                                FFM      MDS      CKE      CKE
                                ***      ***      ***      ***
                             OK 73401 CO 80238 CA 92803 CA 95337
----------------------------------------------------------------
EST. ANN. CS. VOL.              ***      ***      ***      ***
      3 WEEK USAGE              ***      ***      ***      ***
        MIN. ORDER                         TRUCKLOAD
               FOB                       *VARIES WEEKLY
               FRT             $***     $***     $***     $***
               DEL                       *VARIES WEEKLY
          DEL/UNIT

Price may be adjusted for additional costs, if any, for Pierre's compliance with temperature tracking program.

PLEASE MARK THE APPLICABLE BOX FOR BOTH AREAS

SHIPPING METHOD                       FREIGHT BILLING METHOD
---------------                       ----------------------
/X/ Vdr Trck/Cmmn. Crrier             / /  Prepaid
/ / CKE                               /X/  Prepaid & Add
/ / FFM
/ / MDS
/ / Other:

LTL FREIGHT RATES

QTY     5 PLIT   10 PLIT   20 PLIT   41 PLIT
---     ------   -------   -------   -------
**                     ***

COMMENTS: This item will be formula-based pricing. Based upon truckload shipment quantities and distribution center. Truckload - 41 pallets (1,435 cases). Total Weight =37,999 net lbs.

          LTL Shipments are subject to varying freight rates as shown. *FRT as shown per sale is valid only thru 12/30/04. (See contract).

    VENDOR  INFORMATION              ***                                ***                   ***                     ***
ORDER PLACEMENT                      Pierre Foods, Inc.
     Contact Name:                   ***
          Address:                   9990 Princeton Road                Same                  Same                    Same
                                     Cincinnati, Ohio 45246
            Phone:                   800-543-1604
              Fax:                   513-874-4037
SHIPPING LOCATION
     Contact Name:                   ***
          Address:                   9990 Princeton Road
                                     Cincinnati, Ohio 45246             Same                  Same                    Same
            Phone:                   800-543-1604
              Fax:                   513-874-4037

Date:                                                                   Purchasing Agent:                    PA Code:
Reason For Issue:                                                       Inventory Administrator:             IA Code:

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

     CONFIDENTIAL:
     This document contains certain trade secrets proprietary to CKE Restaurants, Inc., Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce document, to disclose its contents or to use such contents in any way.

                          QUALITY ASSURANCE DEPARTMENT

                         FINISHED PRODUCT SPECIFICATION

[CARL'S JR.LOGO]

               PRODUCT: Angus Beefsteak ***

               PIERRE: SPECIFICATION REFERENCE #: 9598

               CKE RESTAURANTS SPECIFICATION REFERENCE #: 01012, MBM 38981, SYS 9873308

         SUPERSEDES: None  Page 1 of 10  EFFECTIVE DATE: 04/27/04  SPEC.BOOK: A

SUPPLEMENT:
     Formula
     Mold Plate data Sheet
     Label/Case Printing Requirements
     Confidentiality Disclosure Agreement
     Visual Standards for Char Specs, Minimum Fat Surface Coverage, Crack and/or Holes.
     USDA schedule ***
     CKE Restaurants, Inc. E.coli 0157:H7/Micro Sampling Program
     USDA Meat Re-inspection Guidelines (USDA Chart 18.1)
     Pierre's Beef Angus Boneless, Boneless Combo/Raw Material Specification Required By CKE Restaurants

FUNCTION/USE:  A fully cooked chopped beef steak/burger patty made from Angus
               Beef to be used in Carl's Jr. Restaurants pursuant to an Amended and Restated Agreement, an Amended and Restated Confidentiality Agreement, and an Amended and Restated Formula Development Agreement between Carl Karcher Enterprise, Inc. ("CKE") and Pierre Foods, Inc. ("VENDOR") all effective February 1,2004 (collectively the "Agreement"). To the extent of any conflict between these specifications and the Agreement, the Agreement shall control.

PRODUCT DESCRIPTION: Individually frozen, *** chopped Angus beefsteak
                     (chopped and formed) without grill marks. It is to be thawed under refrigeration to a maximum of *** and heat surface temperature to *** for a minimum of ***.

REGULATORY REQUIREMENTS:

- A CONTINUING GUARANTY LETTER MUST BE ON FILE STATING THAT THIS PRODUCT MEETS ALL STANDARDS FOR HUMAN CONSUMPTION AND CONFORMS IN EVERY RESPECT TO THE PROVISIONS OF THE FEDERAL FOOD, DRUG AND COSMETIC ACT AND THE GENERAL REGULATIONS FOR ITS ENFORCEMENT AND THE FEDERAL FAIR PACKAGING AND LABELING ACT, OR WITHIN THE MEANING OF ANY STATE AND FOOD AND DRUG LAW; DURING PROCUREMENT, PRODUCTION, STORAGE OR TRANSPORTATION.

- ALL PRODUCTS SHALL BE PRODUCED IN COMPLIANCE WITH 21CFR110, "CURRENT GOOD MANUFACTURING PRACTICE IN MANUFACTURING, PACKING, OR HOLDING HUMAN FOOD".

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

-  PESTICIDE RESIDUE:

     IF THIS PRODUCT IS A RAW AGRICULTURAL COMMODITY OR IS PREPARED FROM SUCH A COMMODITY, VENDOR'S SPECIAL ATTENTION IS DIRECTED TO THE REQUIREMENT THAT PESTICIDE RESIDUES MUST NOT BE IN EXCESS OF THE TOLERANCES, IF ANY, SET THEREFORE BY F.D.A. PESTICIDE RESIDUES SHALL BE REMOVED FROM THE RAW AGRICULTURAL COMMODITY FROM WHICH THIS MATERIAL HAS BEEN PREPARED TO THE EXTENT POSSIBLE IN GOOD MANUFACTURING PRACTICE.

-  PRODUCT SHALL MEET OR EXCEED ANY REQUIREMENTS IN ANY APPLICABLE
   REGULATIONS.

- THIS PRODUCT MUST COMPLY WITH CALIFORNIA'S HEALTH AND SAFETY CODE, SECTION 25249.5, CALIFORNIA'S SAFE DRINKING WATER AND TOXIC ENFORCEMENT ACT OF 1986, COMMONLY KNOWN AS "PROPOSITION 65," OR APPLICABLE STATE REGULATIONS.

RAW MATERIALS:

Ingredients Angus Beef, Salt      ***            Sodium Phosphates, Spices

   ANGUS BEEF: Chemical Lean (CL) must be within +/- 2% fat of purchased and stated label claim. Must be from Angus Cattle that complies with the following USDA Schedules: *** and Raw Materials Spec, Beef Angus Trimmings, boneless Combos/Fresh.

     A)   Frozen Angus Beef: ***:
          1)   Target fat content of *** +/-2%.
          2)   ***.
          3)   Must be from USDA ***.
          4)   At time of receipt, frozen product must be 10 DEG. F or less.
          5)   Receiving: Frozen less than 90 days at time of our receipt.

     B)   *Fresh Angus Beef: ***.
          1)   Target Fat content +/-2%.
          2)   ***.
          3)   At time of receipt, fresh product must be 40 DEG. F or less.
          4)   Receiving: Fresh less than *** days from bone date.

     C)   *Fresh Angus Beef: ***.
          1)   Target Fat Content of +/-2%.
          2)   ***.
          3)   At time of receipt, fresh product must be 40 DEG. F or less.
          4)   Receiving: Fresh less than *** days from bone date.

     * Angus Beef will be combined to target *** fat content in the overall meat mix.

     NOTE: Applies to all of the above:

          1) Trimming must be from an USDA inspected and/or certified facility.
          2) Trimming must be in compliance with all US regulations governing residues of pesticides, medications, or growth hormone.
          3) Trimmings must be free from the following defects (bone, bone chips, cartilage, bruises, blood clots, exposed excessive tendons, ingesta, and hair).

Omitted portions are indicated by [***].  Confidential information redacted and
732003                                    filed separately with the Commission.

          4)  There shall be no evidence of off condition or foreign materials.
          5)  Microbiological standards must be met.
          6)  All manufacturing plants must have HACCP programs.
          7) Packaging must provide protection from exposure and no metal fasteners are to be used.
          8)  The following ingredients are not allowed for use in Angus Beef
          Patties:
              a) Partially defatted beef tissue.
              b) Added fat such as cod fat, kidney fat, heart fat, pelvic fat, head meat, cheek meat and weasand meat.
              c) Trim with less than 15% attached lean.
              d) Meat from Advanced Meat Recovery Systems (AMR).
              e) Meat from Lean Finely Textured Beef (LFTB).
              f) Meat identified as "Specified Risk Materials" by the USDA.
              g) Mechanically separated Meat.
              h) Meat from downer cattle.
              i) Meat from cattle stunned with an air injection system.

SPICES AND INGREDIENTS

(As specified in the Pierre Foods Formula)

KEY PROCESSING INFORMATION: These are only guidelines, manufacturer needs to adjust accordingly.

   1) Blend fresh lean/ frozen trim/ fat meat.
   2) Beef is ground, mixed with non-meat additives and chilled (Mix time ***mins., + **min. correction if necessary).
   3) Mix is final ground through *** plate.
   4) Meat mix is formed into patties (temperature ***DEG. F +/- *DEG. F).
   5) Adjustments are made to produce patties with raw target weight of *** oz.
   6) Patties are *** and ***
   7) Patties are ***
   Minimum char on the bottom.
   8) Patties run through ***
   9) Patties are individually quick frozen, and packaged. Will meet Pierre Foods HACCP/USDA regulations.
   10) Patties are produced using the processes, formulation, and ingredients described in the Pierre Formula.

POTENTIALLY HAZARDOUS FOOD:   YES

            REASON: Accordingly to the US FDA Food Code, this product is potentially hazardous food because the water activity is 0.95 and the pH is above 4.6. Internal temperatures and related bacteria log kill will be controlled by the "Certificate of Process (COP) Program" and labeled instructions.

ALLERGEN: None

FINISHED PRODUCT
                                                                                               TOLER
      QUALITY FACTORS                  TEST METHOD                    TARGET                   ANCES
      ---------------                  -----------                    ------                   -----
Raw ground beef only (at plant):       Vendor Certification

          Fat                          Food Scan, CEM AOAC               ***%                  +/-**%
                                       approved (CKE reference:
                                       CKE.41)

          Protein                      Food Scan, CEM AOAC               ***%                  +/-**%
                                       approved (CKE reference:
                                       CKE.41)

          Moisture                     Food Scan, CEM AOAC               ***%                  +/-**%
                                       approved (CKE reference:
                                       CKE.41)

          Net Weight Per Patty         (CKE reference: CKE.RR)           *** oz                Average

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

       Coarse grind (frozen/fresh)     (CKE reference: CKE.LL)           ***            Plate

       Fine grind (mixer grind)        (CKE reference: CKE.LL)           ***            Plate

FINISHED PRODUCT

             QUALITY FACTORS       TEST METHOD                               TARGET
             ---------------       -----------                               ------
CONTINUED
 COOKED FROZEN PATTY:

       Fat                         AOAC                                  ***%            +/-*%

       Protein                     AOAC                                  ***%

       Moisture                                                          ***%          **+/-*%

       Salt                        AOAC (CKE reference:                  ***%          **+/-*%
                                   CKE.GG)

       Count/Case                  Pierre's Process Control/QA           ***          **+**/-
                                   (CKE reference: CKE.L)

       Net Weight/patty            Pierre's Process Control/QA      *** oz/patty      ***
                                   (CKE reference: CKE.RR)                            oz

       Dimensions:                 Pierre's Process Control/QA

         * "natural" shape. See
         template

       *Length                     Pierre's Process Control/QA           ***           +/-***
                                   (CKE reference: CKE.LL)

       *Width                      Pierre's Process Control/QA
                                   (CKE reference: CKE.LL)               ***           +/-***

       Thickness                   Pierre's Process Control/QA
                                   (CKE reference: CKE.LL)               ***           +/-***

       Odor/Flavor                 Organoleptic
                                                                                ***
       Color                       Visual

       Texture                     Organoleptic

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

Shape/General Appearance   Visual

                                                                        ***

(HEATED ON CHARBROILER)

     Heat Time               Carl's Jr. O.P.M Standards

                                                                       ***

     Internal temperature    CKE Standards                             ***

     Yield                   CKE Standards                             ***

     Color                   Visual                                    ***

     Flavor                  Organoleptic                              ***

     Odor                    Organoleptic                              ***

FINISHED PRODUCT

     QUALITY FACTORS         TEST METHOD           TARGET
     ---------------         ------------          ------
CONTINUED

     Texture                 Organoleptic          ***

     Structure               Visual                ***

     General Appearance      Visual                ***

     Handling: Feed/Removal  CKE Standards         ***

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

DEFECTS:

     QUALITY FACTORS                       TEST METHOD           TARGET
     ---------------                       ------------          ------
     Char specks                           Visual                Less than **% defects. see picture std.

     Heavy fat cover on top patty          Visual                Less than **% defects. see picture std.

     Cracks/ fissures or holes in burger   Visual                Less than **% defects. see picture std.

     Broken pieces, falls apart upon       Visual                Less than **% per load
     cooking

     Lips                                  Visual                No more than ** from the edge

     Misshapen                             Visual                Less than *% defective. See template

   NOTE: TOTAL OF ALL *DEFECTS SHALL NOT EXCEED **%, BASED ON BOX PIECE COUNT.

       * MULTIPLE DEFECTS ON ONE PATTY WILL BE CONSIDERED AS ONE DEFECT.

MICROBIOLOGICAL:                  TEST METHOD                  STANDARD                REJECT LEVEL
                                  -----------                  --------                ------------
     APC                             AOAC*                      LESS THAN ***/g         GREATER THAN ***/g

     Coliform                        AOAC*                      LESS THAN ***/g         GREATER THAN ***/g

     E. COLI                         AOAC*                      LESS THAN ***/g         GREATER THAN ***/g

     S. AUREUS (coagulase pos.)      AOAC*                      LESS THAN ***/g         GREATER THAN ***/g

     SALMONELLA sp.                  AOAC*                      ***                     *** g

     LISTERIA sp.                    AOAC*                      ***                     *** g

     E. COLI 0157:H7                 USDA-Petrifilm             ***                     *** g

*AOAC METHOD OR EQUIVALENT

***

PACKAGING:

     QUALITY FACTORS                  TEST METHOD                     TARGET
     ---------------                  -----------                     ------
     Case:

        Gross Weight                  Pierre's Process Control/QA     28.69 lbs.
                                      (CKE reference: CKE.QQ)

        Net Weight                    Pierre's Process Control/QA     Average 26.48 lbs. (based on 75
                                      (CKE reference: CKE.RR)         pc count)

        Dimensions                    Pierre's Purchasing             19.9" x 13.2" x 7.6"
                                      Specification (CKE
                                      reference: CKE.LL)

        Cube                          Pierre's Purchasing             1.16 cubic feet
                                      Specification (CKE
                                      reference: CKE.LL)

        Burst Strength                Visual                          200 lbs.

     Type/Style                       Visual                          Corrugated Cardboard

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

        Closure                       Visual                          No staples, metal ties, nails or
                                                                      other metallic devices allowed.

        Pallet                        Visual                          7 per layer, 5 high.

     Bag/Liner

        Type/Style                    Visual                          Polyethylene. Covers entire
                                                                      product.

        Closure                       Visual                          No staples, metal ties, nails or
                                                                      other metallic devices allowed.

FOREIGN MATERIAL:

     RODENT HAIR, FILTH, METAL**, WOOD, GLASS, ETC.                   None

     **Metal detection equipment is required.                         Minimum sensitivity of *** mm for
                                                                      ferrous and non-ferrous, and *** mm
                                                                      for stainless steel or equivalent.

SHELF LIFE:

     Maximum days guaranteed          Visual                          *** days

     Minimum number of days           Visual                          *** days
     remaining at time of
     delivery to Distribution
     Centers.

CODE DATE: WILL BE AN OPEN CODE DATE WITH *** VENDOR INITIALS, MONTH, DAY,
           YEAR, BATCH OR LINE NUMBER. SEE CKE CODE DATE FORMAT. PRINTED AND VISIBLE ON EXTERIOR SIDE PANEL OF CASE WHERE PALLETIZED.

     Use Thru Date                    Visual

     * Bar Code                       Visual                          Code 128 and/or equivalent

*  DELIVERIES TO CKE RESTAURANTS, INC. OWNED DISTRIBUTION CENTERS ONLY.

IDENTIFICATION: LABEL FORMAT: GENERIC LABEL, OR CKE LABEL FORMAT - CKE RESTAURANTS, INC

     * Bar Code                       Visual                          UPC - A and/or equivalent

STORAGE:   TEMPERATURE REQUIREMENTS

     Freezer                          Visual/Thermometer              LESS THAN 10[DEG]F

SHIPPING:  TEMPERATURE REQUIREMENTS. ALL RAW INGREDIENTS AND FINISHED
           PRODUCT SHALL BE TRANSPORTED IN TRUCKS/TRAILERS, WHICH ARE CLEAN, AND IN GOOD WORKING ORDER.

     Freezer trucks/containers        Visual/Thermometer              LESS THAN 10[DEG]F

NOTE:

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

     -    Manifest of protection code dates faxed prior to delivery of product.

     -    Temperature recorders (for trailers) required upon request.

     - Product will be released to ship based on the vendor's QA results. CKE's results will be used to monitor Pierre system and products and to ensure compliance with specifications.

     -    CKE PRODUCT REJECTION PROCEDURE:

          -    ***

          -    ***

          -    ***

HANDLING:

          Good Manufacturing Practices

INGREDIENT / LABEL DECLARATION:

     Beef, salt        ***                        sodium phosphates, spices.

NUTRITIONAL INFORMATION

                                                                   % Daily Value
          Serving Size ....................    *** g(1 portion)
          Total Calories ..................    ***
          Calories from Fat ...............    ***
          Total Fat .......................    *** g               *** %
          Saturated Fat ...................    *** g               *** %
          Cholesterol .....................    *** mg             **** %
          Sodium Per Serving ..............    *** mg              *** %
          Total Carbohydrate ..............    *** g               *** %
          Sugars ..........................    *** g
          Dietary Fiber ...................    *** g               ***
          Protein .........................    *** g
          Vitamin A .......................                        *** %
          Vitamin C .......................                        *** %
          Calcium .........................                        *** %
          Iron ............................    *** %

*    Percent Daily Values are based on 2,000 Calorie Diet.

FORMULATION: IN ACCORDANCE WITH THE PIERRE FORMULA

REFERENCES:

          AOAC, OFFICIAL METHODS OF ANALYSIS, 16th EDITION, 1997
          AOCS, OFFICIAL AND TENTATIVE METHODS OF THE AMERICAN OIL CHEMISTS'
              SOCIETY, THIRD EDITION, 1983
          CARL KARCHER ENTERPRISES QUALITY ASSURANCE TEST METHODS BAM
              (BACTERIOLOGICAL ANALYTICAL MANUAL), 8TH EDITION, 1998, REVISION A

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

     USDA FSIS PROCEDURE FOR LISTERIA (Wei Lee), 1987 and E.COLI 0157:H7 (Okrend and Rosa)
     FOOD CODE BOOK, FDA, U.S. PUBLIC HEALTH SERVICES, 1999

PRIOR TO DELIVERY OF THE FIRST SHIPMENT FROM A NEW SUPPLIER OF A NEW PRODUCT, THE SUPPLIER MUST APPROVE AND SIGN THE SPECIFICATION. PRODUCT PACKAGING / CASE / LABELING MUST MEET CKE RESTAURANTS, INC. CASE GRAPHICS GUIDELINES AND BE APPROVED BY CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT.

CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT MUST BE GIVEN PRIOR NOTIFICATION IF THE PLANT AND/OR LOCATION WHERE THIS PRODUCT IS MADE WILL BE CHANGED. IN SUCH EVENT, OR PURSUANT TO VENDOR'S REQUEST TO TRANSFER PRODUCTION TO AN UNAPPROVED PLANT, VENDOR SHALL REIMBURSE CKE RESTAURANT, INC. FOR ALL REASONABLE COSTS ASSOCIATED WITH APPROVING AN ALTERNATE OR SECONDARY PLANT OR LOCATION, UNLESS APPROVAL OF THE ALTERNATE OR SECONDARY PLANT OR LOCATION IS INITIATED SOLELY BY CKE RESTAURANTS, INC.

ANNOUNCED MONITORING AND/OR FACILITY INSPECTION BY CKE RESTAURANTS, INC. QUALITY ASSURANCE PERSONNEL MAY OCCUR AT ANY TIME DURING OPERATING HOURS.

VENDOR SHALL MAINTAIN EFFECTIVE PRODUCT QUALITY AND PRODUCT SAFETY PROGRAM TO MONITOR PRODUCT CONSISTENCY, SPECIFICATION COMPLIANCE, MANUFACTURING RISK POINTS, EMPLOYEE HYGIENE AND PLANT SANITATION. PRODUCT DATA WILL BE MADE AVAILABLE TO CKE UPON REQUEST. PLANT SANITATION INCLUDES AN ENVIRONMENTAL AEROBIC PLATE COUNT AND LISTERIA CONTROL PROGRAM. A COPY OF BI-ANNUAL THIRD PARTY AUDITS ON PRODUCT SAFETY AND PRODUCT QUALITY PROGRAMS, INCLUDING A PRODUCT RECALL PROCEDURE MUST BE ON FILE WITH THE CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT. FINISHED PRODUCT MUST PASS THROUGH AN OPERATIONAL AUTOMATIC REJECTION TYPE METAL DETECTOR.

TO THE EXTENT PIERRE IS HANDLING SHIPPING, MANUFACTURERS SHIPPING TEMPERATURE SENSITIVE PRODUCTS THAT ARE DELIVERED WITH A RADIOUS GREATER THAN TWO (2) HOURS OR A HUNDRED (100) MILES FROM THE NEAREST DISTRIBUTION CENTER ARE REQUIRED TO IMPLEMENT A TEMPERATURE TRACKING AND RECORDING PROGRAM. THE ABOVE PRODUCT SPECIFICATION WILL NEED TO BE MODIFIED AS NEW TECHNOLOGY AND TECHNIQUES BECOME AVAILABLE. BEFORE ANY CHANGES ARE MADE, TEST SAMPLES MUST BE PRODUCED AND APPROVED BY THE CKE.

A MANIFEST OF CODE DATES WITH THE CORRESPONDING NUMBER OF CASES MUST BE SUBMITTED WITH PRODUCT SHIPMENT TO CKE RESTAURANTS, INC. APPROVED DISTRIBUTION CENTERS.

ADDRESS OF CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT:


                              CKE RESTAURANTS, INC.
                          QUALITY ASSURANCE DEPARTMENT
                             401 W. CARL KARCHER WAY
                                ANAHEIM, CA 92803
                          PH: (714) 774-5796 EXT: 7107
                               FAX: (714) 780-6255

ACKNOWLEDGE AND AGREE:

Carl Karcher Enterprises, Inc.                 Pierre Foods, Inc

By /s/ John Dunion                             By /s/ Robert C. Naylor
   -------------------------------                ------------------------
   John Dunion                                    Robert C. Naylor
   Executive Vice President                       Senior Vice President - Sales

DISTRIBUTION:

Q.A. Department: Anaheim, St. Louis, Santa Barbara, Manteca.

Omitted portions are indicated by [***].   Confidential information redacted and
732003                                     filed separately with the Commission.

                                 CASE/LABEL LOGO


                             [CKE RESTAURANTS LOGO]


                                 LEGAL STATEMENT

                             PACKED EXCLUSIVELY FOR
                                 CKE RESTAURANTS
                                ANAHEIM, CA 92803

                                 MADE IN THE USA


Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                 CKE RESTAURANTS

                     CASE *LABEL/CASE PRINTING REQUIREMENTS

                             FOOD/PACKAGING/NON-FOOD

-    CKE #
-    Product Description
-    Date Received
-    Ingredient Listing (when required)
-    Count Information
-    Use Direction and/or Warning if applicable
-    Packed for Statement
-    QA #
-    Additional markings/information as required

                              SEE ATTACHED LAYOUTS

        -   Labels must be freezer adhesive.
            Labels will require modification for some products.

                                    CHEMICAL

- Chemicals require the product name to be largest size illustrated on the logo sheet.

-    Chemical label stock - BLUE

-    Chemical label printing - Black

- Chemicals require directions and/or warning to be printed in English, Spanish, and Vietnamese whenever possible.

-    Information format same as for Food/Packaging/Non-food.

-    Chemical Symbol.

[CHEMICAL LOGO]

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                CODE DATE FORMAT

Product must be open code date with use thru date for food and processed produce item, delivery date for whole produce and date of manufacture for non-food items.

     FOOD ITEM

     PIERRE FOODS CODING

     LL    MM    DD    YY    SH    HR

     LL = Line
     MM = Month
     DD = Day
     YY = Year
     SH = Shift
     HR = Hour

     -    NON-FOOD ITEM (Date of Manufacture)

          Date of Manufacture - Vendor Initials May 20,1999

               Example: BFC 05 20 99

     - WHOLE PRODUCE (Delivery Date; date delivered to the D/C or Packed on date)

          Delivery Date or Packed on date - Vendor Initials May 20, 1999

               Example: BFC 05 20 99

When the day or month is a single digit, a zero must be used before the digit. The minimum stamp size for coding is 1/2 inch.

     ARTWORK

     Coated Paper               Uncoated Paper
     2-Color                    2-Color
     PMS 485 red                PMS *** red
     PMS 116 yellow             PMS *** yellow

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                             BAR CODE SPECIFICATIONS

(REQUIRED FOR ALL ITEMS DELIVERED TO ANY OF THE CKE RESTAURANTS OWNED DISTRIBUTION CENTERS.)

1.   THIS IS REQUIRED FOR BOTH FOOD AND NON-FOOD PRODUCTS
     UPC-A bar code - UPC must have human readable text below bar code and should be centered on its own line as the first bar code.
     PLEASE NOTE: If you supply CKE proprietary product then use: CKE item number, followed by your QA number. The CKE item number is maximum 5 characters. If your item number is less than 5 characters, all 5 characters should be filled, right justified, and padded with zeros. Your vendor number should immediately follow the item number with no separators between them.

2.   THIS IS REQUIRED FOR FOOD PRODUCT ONLY
     Code 128 bar code - 128 bar code must have human readable text below bar code and should be centered on its own line as the second line. This code is limited to 15 characters. The formula for the bar code information is as follows:

     a. 3 character alpha-numeric vendor initials. If you use less than 3 characters, make sure you 'pad' the remaining positions with blank spaces.
     b. 8 digit numeric Code Date with no separators, blanks or slashes mmddyyhh where mm = month dd = date yy = last two digits of the year hh = hour
     c.   1 character blank space
     d. 3 character alpha-number or batch number. If lot or batch number is not available, add 3 blank characters. A+b+c+d = Code 128 bar code (Total 15 characters)

LABEL PLACEMENT: Label should be placed on any side of box - NOT top or bottom

SAMPLE LABEL:

[GRAPHIC]

[GRAPHIC]

The above requirements are general, intending to cover the majority of our vendors. Individual situations will be considered.

Contact _____________________________ if you have any questions.

Phone # ___________________   Ext __________   Fax # ___________

Attachments

Logo Sheets attached                Yes              No
Label Sheets attached               Yes              No

Omitted portions are indicated by [***].   Confidential information redacted and
[ILLEGIBLE]                                filed separately with the Commission.

CASE GRAPHIC PRINTING INFORMATION

? 1  Storage Information (Frozen, Refrigerated or Dry)
? 2  Date Received (to be filled in by Restaurant)
? 3  Special Instructions (Fragile, Keep Frozen, Store at 0 DEG. F, etc.)
? 4  FFM will use top space for Item #
     MBM will use bottom space for Item #
? 5  Product Name
? 6  Ingredient Statement when Applicable
? 7  CKE Item #
? 8  HFS Item #
? 9  Quality Assurance Plant Approval #
? 10 USDA Stamp (If Applicable)
? 11 Suppliers may use this space for their internal Item # (Reverse Print) ? 12 Quantity/Net Wt.

[FLOWCHART]

[FLOWCHART]

/Qa/CASE GRAPHICS REVISED 101000
Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                          CASE GRAPHIC LAYOUT EXAMPLE

                                  FRONT PANELS
[FLOWCHART]

                                   END PANELS
[FLOWCHART]

        USING PIERRE STANDARD MASTER CARTON WITH APPROVED LABEL APPLIED.

/Qa/CASE GRAPHICS REVISED 101000

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                         COMPLETED CASE GRAPHIC EXAMPLE

                                  FRONT PANELS
[FLOWCHART]

                                   END PANELS
[FLOWCHART]

        USING PIERRE STANDARD MASTER CARTON WITH APPROVED LABEL APPLIED.

/Qa/CASE GRAPHICS REVISED 101000

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                              LABEL LAYOUT EXAMPLE

                                  FRONT PANELS
[FLOWCHART]

                                   END PANELS
[FLOWCHART]

        USING PIERRE STANDARD MASTER CARTON WITH APPROVED LABEL APPLIED.

                    *PRE-PRINTED BOX OR LABEL IS ACCEPTABLE.
               SELECT THE APPLICATION THAT IS LEAST COSTLY AND/OR
                       MOST EFFICIENT FOR YOUR OPERATION.

/Qa/CASE GRAPHICS REVISED 101000

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

CKE RESTAURANTS

MICROBIOLOGICAL TESTING FOR CKE ANGUS BURGERS

SAMPLE PLAN:
     1. Samples of fully cooked and frozen products are collected whenever this item is scheduled for testing.
     2. Samples are collected every hour, using strict aseptic techniques. These samples are placed in a sterile sample bag, and returned to the Quality Control kitchen and kept frozen until analysis. The sample bags are identified with date, item number, shift and the appropriate analysis.
     3.   The hourly samples are composited into one analytical.
     4.   Sample representing the entire day's production.

METHODOLOGY:
     1. All samples analyzed for Aerobic Plate Count, Coliform, E.coli, S.aureus, Salmonella, E.coli 0157: H7 and L. monocytongenes.
     2. The Aerobic Plate Count, Coliform, and E.Coli are testing using Petri film (AOAC method 986.33), the S.aureus method is from FDA BAM 8th edition, the salmonella and L. monocytogenes testing is conducted using the VIDAS rapid ELISA system (AOAC method 996.08), the E.coli 0157:H7 is conducted using the USDA/FSIS Microbiology Laboratory GuidBook 3rd edition.

PRODUCT DISPOSITION:
     1.   ***
     2. Product cannot be shipped until QA has removed the items from computer QA hold.
     3. A COA is then faxed to the Quality Control at CKE, listing the data of analysis, production date, product description, product code, Pierre's code, lot number, and test results.

Effective Date: 5/01/04
Replaces: undated

CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

[GRAPHIC]

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                             PRODUCT SIZE TEMPLATE

                                      ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9598
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:

                                       ***

          TARGET-          ACCEPTABLE
          ------           ----------
          ***              ***

                                       ***

          UNACCEPTABLE     UNACCEPTABLE
          ------------     ------------
          ***              ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                              PRODUCT CODE: 9598
                                                              EFFECTIVE 5/03/04

               UNACCEPTABLE
               ***

               PATTIES FROM OVEN TO SPIRAL
               FREEZER TRANSFER AREA


               UNACCEPTABLE
               ***

               PATTIES FROM SPIRAL FREEZER TO
               PACK AREA
***


               UNACCEPTABLE
               ***

               PATTIES FROM OVEN TO SPIRAL
               FREEZER TRANSFER AREA

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                           PRODUCT: 9598
                                                   EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                 ***

***
               ACCEPTABLE PATTIES
               ------------------
               ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9598
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                       ***

               ACCEPTABLE
               ----------
***

               MINIMUM
               -------
               ACCEPTABLE
               ----------

               UNACCEPTABLE
               ------------

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.